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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MARCH 4, 2003
                                       TO
                        PROSPECTUS DATED NOVEMBER 6, 1996

         In October 2002, MetLife Investors USA Insurance Company ("MetLife Investors USA") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Metropolitan Series Fund ("MetLife") Stock Index Portfolio for shares of the Fidelity Variable Insurance Products Fund II ("VIP Fund II") Index 500 Portfolio held by corresponding subaccounts of MetLife Investors USA Separate Account A. To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions. Additionally, in accordance with the terms of the Contracts and/or the Prospectus, the proposed substitution will not be carried out unless owners of Contracts representing a requisite amount of Contract Value invested in the VIP Fund II Index 500 Portfolio approve the substitution. MetLife Investors USA anticipates that, if such approval is granted, the proposed substitution will occur on or about May 1, 2003.

         Whether or not the substitution is approved by the Securities and Exchange Commission and by contract owners, effective on and after May 1, 2003, MetLife Investors USA will no longer accept allocations of new purchase payments or transfers of account value (excluding existing rebalancing and dollar costs averaging programs) into the VIP Fund II Index 500 Portfolio.

         The investment objective and policies of the MetLife Stock Index Portfolio are summarized below. Contract owners should read the more detailed information regarding the MetLife Stock Index Portfolio that appears in the prospectus that will be provided in connection with the request for contract owner approval of the substitution and to all contract owners in May 2003.

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                          METLIFE STOCK INDEX PORTFOLIO
                                    (CLASS A)
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INVESTMENT OBJECTIVE

To equal the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the S&P 500 Index while retaining liquidity to facilitate trading, to reduce transaction costs, or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the S&P 500 Index by a certain percent. The subadviser monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least ..95.


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FEES AND EXPENSES. The fees and expenses for the MetLife Stock Index Portfolio as of December 31, 2002, are stated below.

---------------------------   ------------------   -----------------------------
 INVESTMENT ADVISORY AND        OTHER EXPENSES       TOTAL PORTFOLIO OPERATING
    MANAGEMENT FEE                                          EXPENSES
---------------------------   ------------------   -----------------------------
        0.25%                      0.06%                      0.31%
---------------------------   ------------------   -----------------------------

         From the date of this supplement until at least thirty (30) days after the proposed substitution, MetLife Investors USA will not exercise any rights it has reserved under the Contracts to impose restrictions on or charges for Contract Value transfers or annuity unit exchanges. If the proposed substitution is carried out, each contract owner affected by the substitution will be sent a written notice informing them of the fact within five days of event.

         This supplement should be retained with the Prospectus for future reference.